Significant Accounting Policies - Recent Accounting Pronouncements	6 Months Ended
Jun. 30, 2024
Significant Accounting Policies - Recent Accounting Pronouncements [Abstract]
Significant Accounting Policies - Recent Accounting Pronouncements
2. Significant Accounting Policies – Recent Accounting Pronouncements

A discussion of the Company's significant accounting policies can be found in the audited consolidated financial statements for the year ended December 31, 2023, as filed with the SEC as part of the 2023 Annual Report. There have been no material changes to these policies in the six-month period ended June 30, 2024, except for as discussed below:

Vessels held for sale: The Company classifies a vessel as being held for sale when all of the following criteria, under ASC 360 “Property, Plant, and Equipment”, are met: (i) management has committed to a plan to sell the asset; (ii) the asset is available for immediate sale in its present condition; (iii) an active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated; (iv) the sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale within one year; (v) the asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value; and (vi) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Vessels classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. The resulting difference, if any, is recorded under “Impairment loss” in the consolidated statement of comprehensive (loss)/income. The vessels are not depreciated once they meet the criteria to be classified as held for sale. As of June 30, 2024, the Company had classified one of its vessels as held for sale (Note 5), whereas no vessel was classified as held for sale as of December 31, 2023.